UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2018

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma		73142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On February 6, 2018, Paycom Software, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2017. As previously announced, the Company announced that it will hold a conference call at 5:00 PM Eastern Time, on Tuesday, February 6, 2018, to discuss its financial results. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 2.02 (including Exhibit 99.1 hereto), shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

During the aforementioned conference call, the Company plans to discuss its January 1, 2018 adoption of, and transition to, ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASC 606”). To supplement this discussion, the Company has prepared a presentation setting forth information regarding the impact of ASC 606 on the Company’s financial results for the years ended December 31, 2016 and 2017 and each quarter within the year ended December 31, 2017. In addition to referencing the presentation during the conference call, the Company may use this presentation, or portions thereof, in one or more subsequent meetings with investors and analysts. The presentation is also currently available online at investors.paycom.com. A copy of the presentation is furnished hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 (including Exhibit 99.2 hereto), shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated February 6, 2018, issued by Paycom Software, Inc. (furnished pursuant to Item 2.02).

99.2	ASC 606 Transition Presentation (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: February 6, 2018	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer